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                                                                    EXHIBIT 99.3


                                               FILED BY DEVON ENERGY CORPORATION
                           PURSUANT TO RULE 425 UNDER THE SECURITIES ACT OF 1933
                                        AND DEEMED FILED PURSUANT TO RULE 14a-12
                                          OF THE SECURITIES EXCHANGE ACT OF 1934
                            SUBJECT COMPANY: MITCHELL ENERGY & DEVELOPMENT CORP.
                                                   COMMISSION FILE NO. 333-68694

                     [DEVON ENERGY CORPORATION LETTERHEAD]


                                  NEWS RELEASE

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FOR IMMEDIATE RELEASE

MEDIA CONTACTS:     VINCE WHITE
                    VP COMMUNICATIONS AND INVESTOR RELATIONS
                    (405) 552-4505

INVESTOR            ZACK HAGER
CONTACTS            MANAGER, INVESTOR RELATIONS
                    (405) 552-4526

           DEVON ENERGY ANNOUNCES MAILING OF OFFER TO PURCHASE SHARES
                          OF ANDERSON EXPLORATION LTD.

OKLAHOMA CITY, OKLAHOMA, SEPTEMBER 7, 2001 -- Devon Energy Corporation (AMEX:
DVN; TSE:NSX) announced today that Devon Acquisition Corporation, an indirect subsidiary of Devon Energy Corporation, has mailed to shareholders of Anderson Exploration Ltd. (TSE:AXL; NYSE:AXN) a formal offer to purchase all of the issued and outstanding shares of Anderson for cash consideration of C$40.00 per share. The Offer will be open for acceptance until 1:01 a.m. (Calgary, Alberta time) on Friday, October 12, 2001, unless withdrawn or extended.

The board of directors of Anderson has unanimously determined that the Offer is fair, from a financial point of view, and is in the best interests of the shareholders of Anderson. The board of directors of Anderson has unanimously recommended that Anderson shareholders accept the Offer. Anderson's financial advisors have concluded that the Offer is fair, from a financial point of view, to holders of Anderson shares.

Devon Energy Corporation is an independent energy company engaged in oil and gas exploration, production and property acquisitions. Devon ranks among the top five U.S.-based independent oil and gas producers and is included in the S&P 500 Index. Shares of Devon Energy Corporation trade on the American Stock Exchange under the symbol DVN. Devon's exchangeable shares (resulting from Northstar, Devon's wholly-owned Canadian operating unit) trade on The Toronto Stock Exchange under the symbol NSX.


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     NOTICE TO INVESTORS CONCERNING DEVON'S PLANS TO ACQUIRE MITCHELL ENERGY

Investors and security holders are advised to read the definitive joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission in connection with the proposed transaction because it will contain important information. A preliminary joint proxy statement/prospectus, which will be amended, has been filed with the SEC by Devon and Mitchell. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by Devon and Mitchell with the SEC at the SEC's web site at www.sec.gov. The definitive joint proxy statement/prospectus and such other documents (relating to Devon) may also be obtained for free from Devon when they become available by directing such request to: Devon Energy Corporation, 20 North Broadway, Suite 1500, Oklahoma City, Oklahoma 73102-8260, Attention: Investor Relations, telephone: (405) 552-4570, e-mail: judy.roberts@dvn.com. The definitive joint proxy statement/prospectus and such other documents (relating to Mitchell) may also be obtained for free from Mitchell when they become available by directing such request to: Mitchell Energy & Development Corp., 2001 Timberloch Place, The Woodlands, Texas 77380, Attention: Investor Relations, telephone: (713) 377-6625, e-mail: mndpr@mitchellenergy.com.

Devon, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from Devon's shareholders in connection with the transaction. Information regarding such persons and a description of their interests in the transaction is contained in Devon's Proxy Statements and Annual Reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the definitive proxy statement/prospectus when it becomes available.

Mitchell, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from Mitchell's shareholders in connection with the transaction. Information regarding such persons and a description of their interests in the transaction is contained in Mitchell's Proxy Statements and Annual Reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the definitive proxy statement/prospectus when it becomes available.

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